TRANSAMERICA FREEDOM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus Supplement Dated January 17, 2003

to the

Prospectus dated May 1, 2002

Effective at the close of business on January 24, 2003, the Family Income Protector, Managed Annuity Program, Managed Annuity Program II, and Guaranteed Minimum Income Benefit (each an “Income Benefit Program” and collectively, the “Income Benefit Programs”) are closed to new purchasers. This means the Income Benefit Programs are not available to anyone who (1) purchases a policy after January 24, 2003, (2) does not elect to add an Income Benefit Program on or before January 24, 2003, or (3) terminates (except pursuant to an upgrade) a previously added Income Benefit Program after January 24, 2003.

This supplement does not change any of the other terms and conditions of any Income Benefit Program added on or before January 24, 2003.